UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April  28, 2017

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.405 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(1) of the Exchange Act.  ☐

Item 2.02.Results of Operations and Financial Condition.

On May 2, 2017,  Sunstone Hotel Investors, Inc. (the “Company”) issued a press release regarding its financial results for the first quarter ended March 31, 2017. The press release referred to a supplemental information package that is available on the Company’s website, free of charge, at www.sunstonehotels.com. A copy of the press release and the supplemental information package are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On April 28, 2017, Sunstone Hotel Investors, Inc. (the “Company”) held its Annual Meeting of Stockholders. The matters on which the stockholders voted, in person or by proxy, and the results of such voting, were as follows:

1)	Nomination and election of directors to serve until the next annual meeting and until their successors are elected and qualified:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John V. Arabia	206,641,344	1,130,684	0	2,984,975
W. Blake Baird	171,746,577	36,025,451	0	2,984,975
Andrew Batinovich	206,219,850	1,552,178	0	2,984,975
Z. Jamie Behar	206,473,359	1,298,669	0	2,984,975
Thomas A. Lewis, Jr.	206,175,116	1,596,912	0	2,984,975
Murray J. McCabe	206,176,932	1,595,096	0	2,984,975
Douglas M. Pasquale	191,050,337	16,721,691	0	2,984,975
Keith P. Russell	206,471,976	1,300,052	0	2,984,975

2)	Ratification of the appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
210,360,894	346,829	49,280	0

3)	Advisory resolution to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
195,265,222	11,743,175	763,631	2,984,975

4)	Advisory vote on the frequency of holding an advisory vote on executive compensation.

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
24,414,339	26,380	183,158,988	172,321	2,984,975

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 2, 2017.
99.2	Supplemental information package for the first quarter ended March 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 2, 2017	By:	/s/ Bryan A. Giglia
Bryan A. Giglia (Principal Financial Officer and Duly Authorized Officer)